                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[X]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                         Enterprise Accumulation Trust
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

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

(ENTERPRISE ACCUMULATION TRUST LOGO)
--------------------------------------------------------------------------------

November 27, 2000

Dear Contractholder:

     We are pleased to enclose an information statement about two changes relating to the Managed Portfolio of Enterprise Accumulation Trust. The first concerns a change in ownership of Sanford C. Bernstein & Co., Inc. ("Bernstein Inc."), a co-Portfolio Manager of the Managed Portfolio. The second change concerns a new co-Portfolio Manager of the Managed Portfolio: Wellington Management Company, LLP ("Wellington Management").

     On October 2, 2000, Bernstein Inc. was acquired by Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a limited partnership that is indirectly controlled by AXA Financial, Inc., a leading financial services organization. As a result of this change in ownership, the Portfolio Manager agreement among the Managed Portfolio, Bernstein Inc. and Enterprise Capital Management, Inc. terminated automatically as a matter of law. The Board of Trustees, acting pursuant to an exemptive order granted by the Securities and Exchange Commission, approved a new Portfolio Manager agreement with Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), an indirect wholly-owned subsidiary of Alliance Capital, which became effective October 2, 2000.

     Effective January 1, 2001, the Board of Trustees of Enterprise Accumulation Trust has named Wellington Management a co-Portfolio Manager of the Managed Portfolio. As of September 30, 2000, Wellington Management had over $250 billion in assets under management. Wellington Management joins Bernstein LLC as a co-Portfolio Manager of the Managed Portfolio.

     In selecting Wellington Management as co-Portfolio Manager, consideration was given to, among other factors, Wellington Management's investment management acumen and style in conjunction with the investment objectives of the Managed Portfolio. There will be no change in the Managed Portfolio's investment objective. However, Wellington Management's investment style is distinct and will result in modification of investment strategies. Investment decisions at Wellington Management are generally made on a bottom-up basis, with managers relying heavily on proprietary fundamental research provided by a team of global industry analysts, as well as a number of other analytical inputs. The Wellington Management research process focuses on the early recognition of change, the identification of successful companies and the disciplines required for making valuation judgments.

     The management fees paid by the Managed Portfolio to Enterprise Capital Management, Inc. ("Enterprise Capital"), the investment advisor to the Managed Portfolio, will not change in any way as a result of the new Portfolio Manager agreements. The terms of the new Portfolio Manager agreement with Bernstein LLC are substantially identical to the terms of the prior agreements. The management fees paid to and the services provided by Bernstein LLC will not change. Under the new

Portfolio Manager agreement with Wellington Management, the services provided by Wellington Management will be the same as under the agreement with the prior co-Portfolio Manager of the Managed Portfolio, OpCap Advisors; however, the management fees paid by Enterprise Capital to Wellington Management could be higher than the management fees paid to OpCap.

     We encourage you to read the attached information statement, which more fully describes the acquisition of Bernstein, the naming of Wellington Management as co-Portfolio Manager and the Board of Trustees' approval of the new Portfolio Manager agreements. Enterprise Accumulation Trust looks forward to working with Bernstein LLC and Wellington Management to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                         ENTERPRISE ACCUMULATION TRUST
                               MANAGED PORTFOLIO

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                                  PRELIMINARY
                             INFORMATION STATEMENT
                             ---------------------

     We are providing this information statement to the contractholders of Enterprise Accumulation Trust Managed Portfolio (the "Managed Portfolio") in lieu of a proxy statement, pursuant to the terms of an exemptive order that Enterprise Accumulation Trust ("EAT") has received from the Securities and Exchange Commission (the "SEC"). The order permits EAT's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to appoint new Portfolio Managers (defined below) and to make changes to existing Portfolio Manager agreements with the approval of EAT's Board of Trustees, but without obtaining contractholder approval. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Shares of beneficial interest ("Shares") of EAT are presently sold to MONY Life Insurance Company ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") for allocation to variable accounts established by MONY and MONY America (collectively the "Variable Accounts") to provide benefits to contractholders ("Contractholders") of variable annuity and variable life insurance contracts ("Contracts") issued by those companies.

SHARE OWNERSHIP

     The Managed Portfolio is a separate series of shares of beneficial interest of EAT. As of October 2, 2000, there were 64,656,925 shares outstanding of the Managed Portfolio. As of October 2, 2000, MONY and MONY America owned all of the outstanding shares of EAT. Although shares held by the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, if voting were required, EAT might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "1940 Act"). MONY and MONY America disclaim such control.

     To the knowledge of EAT, as of October 2, 2000, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of the Managed Portfolio's outstanding shares. As of October 2, 2000, Trustees and officers of the EAT as a group beneficially owned none of the EAT's outstanding shares. This information statement will be mailed on or about November 27, 2000. The cost of this information statement will be paid by Sanford C. Bernstein & Co., LLC.

THE TRUST

     The Managed Portfolio is an investment portfolio of EAT, a Massachusetts business trust. EAT entered into an investment advisory agreement with Enterprise Capital, dated July 1, 1999 (the "Adviser's Agreement"). Under the Adviser's Agreement, Enterprise Capital is responsible to select, subject to the review and approval by the Board of Trustees, one or more subadvisers (the "Portfolio Managers") to manage each investment portfolio of EAT. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Portfolio Managers on an ongoing basis, and to recommend to the Board of Trustees changes to the roster of Portfolio Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of EAT, except those operations contracted to EAT's custodian and transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of EAT, from which Enterprise Capital pays all fees due to the Portfolio Managers. The investment portfolios of EAT, therefore, pay no fees directly to the Portfolio Managers.

     Enterprise Capital recommends Portfolio Managers for the investment portfolios to the Board on the basis of its continuing quantitative and qualitative evaluation of the Portfolio Manager's skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment portfolio. Short-term investment performance by itself is not a significant factor in selecting or terminating a Portfolio Manager, and Enterprise Capital does not expect to recommend frequent changes of Portfolio Managers.

     The Portfolio Managers do not provide any services to the investment portfolios other than investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, the Portfolio Manager, or its affiliated broker-dealer, may execute transactions for the Portfolios and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

CHANGE IN OWNERSHIP OF SANFORD C. BERNSTEIN & CO., INC.

THE PORTFOLIO MANAGER'S AGREEMENT

     Sanford C. Bernstein & Co., Inc. ("Bernstein Inc.") has served as a co-Portfolio Manager to the Managed Portfolio since November 1, 1999, pursuant to a Portfolio Manager's Agreement (the "Previous Agreement"). Bernstein Inc. was wholly-owned by Sanford C. Bernstein, Inc. ("Sanford C. Bernstein").

     Under the 1940 Act, a change in ownership of an investment company's adviser or subadviser is deemed to be an assignment of the advisory contract, which automatically terminates the contract. On October 2, 2000, Alliance Capital Management L.P. ("Alliance Capital") acquired all assets and liabilities of the operating subsidiaries of Sanford C. Bernstein, the parent of Bernstein Inc. This acquisition effectively terminated the Previous Agreement. The Board of Trustees of EAT approved a new Portfolio Manager's Agreement with the successor to Bernstein Inc., Sanford C. Bernstein & Co. LLC ("Bernstein LLC"), on September 12, 2000 (the "New Agreement").

     Under the Adviser's Agreement, the Managed Portfolio pays to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Agreement, Enterprise Capital paid to Bernstein Inc. fees per year equal to 0.40% of average daily net assets up to $10,000,000; 0.30% for the next $40,000,000 of assets under management; 0.20% for the next $50,000,000 of assets under management; and 0.10% for assets under management in excess of $100,000,000. For the fiscal year ended December 31, 1999, the Managed Portfolio paid to Enterprise Capital management fees in the amount of $18,815,456 of which Enterprise Capital paid $212,165 to Bernstein Inc.

     The fees will not change under the New Agreement, which is identical in all material respects to the Previous Managed Portfolio Agreement. The form of the New Agreement is attached to this Information Statement as Exhibit A.

THE BOARD OF TRUSTEES' DECISION

     In approving the New Agreement, the Board of Trustees considered a number of material factors, including, but not limited to: (i) the terms and conditions of the New Agreements, which are identical in all material respects to those of the Previous Agreement, (ii) the change in control of Bernstein Inc. does not affect its personnel or operations, (iii) the performance of the Managed Portfolio since Bernstein Inc. became Portfolio Manager for the Portfolio, (iv) the nature and quality of services rendered by Bernstein Inc., and (v) the New Agreement would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of their review of the New Agreement and relevant information, the Board concluded that the New Agreement was fair, reasonable and in the best interests of the Contractholders of the Managed Portfolio. Accordingly, the Board of Trustees including the non-interested Trustees, unanimously approved the New Agreement.

INFORMATION ABOUT ENTERPRISE CAPITAL

     Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of EAT. Enterprise Capital is a second-tier subsidiary of The MONY Group Inc. Enterprise Fund Distributors, Inc. is EAT's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta Georgia 30326-1022. Enterprise Capital also provides investment advisory services to The Enterprise Group of Funds, Inc. ("EGF"). The Managed Portfolio of EAT has an identical investment objective to the Managed Fund of EGF.

INFORMATION ABOUT BERNSTEIN LLC

     The following is a description of Bernstein LLC, which is based on information provided by Bernstein LLC. Bernstein LLC is not affiliated with Enterprise Capital or EAT other than by reason of serving as Portfolio Manager to one or more series of EAT.

     Bernstein LLC, an indirect wholly-owned subsidiary of Alliance Capital, is located at 767 Fifth Avenue, New York, New York, 10153 and serves as the Managed Portfolio's Co-Portfolio Manager. With the investment management assistance of the new Bernstein Investment Research and Management Unit (the "Bernstein Unit") of Alliance Capital, Bernstein LLC now provides investment advisory services to the Portfolios. The Bernstein Unit continues the investment research and management business of Bernstein Inc., and the investment professionals of Bernstein Inc. who managed the Portfolios prior to October 2, 2000 continue to manage the Portfolios through the Bernstein Unit. Bernstein Inc. has provided investment counseling services since 1967. As of June 30, 2000, Bernstein Inc.'s total assets under management were approximately $82.7 billion.

     Andrew S. Adelson chairs the Bernstein Unit's International Value Equity Policy Group, which conducts the day-to-day management of the Global Financial Services Portfolio. Mr. Adelson is the Chief Investment Officer of International Value Equities -- Bernstein Unit and an Executive Vice President at Alliance Capital since October 2000 and prior to that was the Chief Investment Officer of International Investment Management Services at Bernstein Inc. since 1990.

     Steven Pisarkiewicz chairs the Bernstein Unit's Structured Equities Investment Policy Group, which conducts day-to-day co-management of the Managed Portfolio together with OpCap Advisors. He has 15 years of experience in the investment industry and joined Bernstein Inc. in 1989. Mr. Pisarkiewicz also has served as the Chief Investment Officer of the Bernstein Unit's Structured Equity Services since October 2, 2000 and prior to that at Bernstein Inc. since 1998. He previously served as Managing Director of Institutional

Services from 1991-97 and as Senior Portfolio Manager for Bernstein Inc.'s US Equity investment group from 1997-98.

     Bernstein LLC also serves as investment adviser to other investment companies having similar objectives to the Managed Portfolio as indicated in Exhibit B.

INFORMATION ABOUT ALLIANCE CAPITAL

     The following is a description of Alliance Capital, which is based on information provided by Alliance Capital. Alliance Capital is not affiliated with Enterprise Capital or the Managed Portfolio other than by reason of Bernstein LLC serving as a Portfolio Manager.

     Alliance Capital is a leading global investment management firm best known for its growth style of equity investing. Assets under management of Alliance Capital as of June 30, 2000 totaled $388 billion. Alliance Capital manages retirement assets for many of the largest public and private employee benefit plans (including 28 of the U.S. Fortune 100 companies), for public employee retirement Portfolios in 31 out of 50 states, and the foundations, endowments, banks and insurance companies worldwide. Alliance Capital is also one of America's largest mutual fund sponsors.

     At October 2, 2000, Alliance Capital Management Holding L.P., ("Alliance Holding") owned approximately 30% of the units of limited partnership interests in Alliance Capital. AXA Financial Inc. owns approximately 2% of the outstanding Alliance Holding limited partnership units and approximately 52% of the outstanding Alliance Capital units, amounting to an approximate 53% economic interest in Alliance Capital. AXA, which has operations in approximately 60 countries, holds a 60% interest in AXA Financial, Inc.

     Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital and Alliance Holding and makes all decisions relating to the management of Alliance Capital and Alliance Holding. ACMC has agreed that it will conduct no business other than managing Alliance Capital and Alliance Holding, although it may make certain investments for its own account.

INFORMATION ABOUT BROKERAGE TRANSACTIONS

     Bernstein LLC is a registered broker-dealer and is affiliated with one or more registered broker-dealers. From time to time, a portion of the brokerage transactions of the Managed Portfolio may be conducted with such broker-dealers, subject to policies established by the EAT's Board to ensure that all brokerage commissions paid to such broker-dealers by the Managed Portfolio are fair and reasonable. For the fiscal year ended December 31, 1999, EAT paid in brokerage commissions with respect to the Managed Portfolio to affiliated broker-dealers of Bernstein Inc.

WELLINGTON MANAGEMENT MANAGEMENT COMPANY, LLP TO CO-MANAGE THE MANAGED PORTFOLIO

DECISION OF THE BOARD OF TRUSTEES

     At a meeting held on November 16, 2000, the Board of Trustees of EAT, including a majority of the non-interested trustees, approved Enterprise Capital's recommendation to replace OpCap Advisors ("OpCap") with a new co-Portfolio Manager of the Managed Portfolio. Accordingly, the Board approved a Portfolio Manager Agreement with Wellington Management (the "Wellington Management Agreement"). The Board's decision to replace OpCap was based on performance and divergent investment strategies. In approving the Wellington Management Agreement, the Board considered a number of factors, including, but not limited to: (i) the performance of the Managed Portfolio since it commenced operations; (ii) the nature and quality of the services expected to be rendered to the Managed Portfolio by the co-Portfolio Managers; (iii) the material terms of the Portfolio Manager Agreement, which will be unchanged under the Wellington Management Agreement; (iv) the history, reputation, qualification and background of Wellington Management, as well as the qualifications of its personnel. The Board considered these factors to be of equal weight and importance.

     Enterprise Capital made the recommendation to engage Wellington Management in the ordinary course of its ongoing evaluation of Portfolio Manager performance and investment strategy. Enterprise Capital conducted extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style and long-term performance record. Enterprise Capital believes that Wellington Management's management style is appropriately suited to the Managed Portfolio.

THE PORTFOLIO MANAGER AGREEMENT

     OpCap served as co-Portfolio Manager of the Managed Portfolio, pursuant to a Portfolio Manager Agreement dated May 5, 2000 (the "OpCap Agreement"). Under the Adviser's Agreement, the Managed Portfolio paid per year to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the OpCap Agreement, Enterprise Capital paid to OpCap fees equal to 0.40% of average daily net assets up to $1 billion, 0.30% for assets from $1 billion to $2 billion and 0.25% for assets in excess of $2 billion. Under the Wellington Management Agreement, Enterprise Capital will pay per year to Wellington Management fees equal to 0.40% for assets under management up to $500,000,000, 0.35% for the next $500,000,000 in assets under management, 0.30%
for the next $1,000,000,000 in assets under management and 0.25% for assets in excess of $2,000,000,000.

     For the fiscal year ended December 31, 1999, the Managed Portfolio paid to Enterprise Capital management fees in the amount of $3,122,484, of which Enterprise Capital paid $7,888,043 to OpCap. If the Wellington Management Agreement had been in effect for 1999, the fees paid by Enterprise Capital to Wellington Management would have been higher.

     The other material terms of the Wellington Management Agreement are identical in form to the OpCap Agreement. The form of the Wellington Management Agreement is attached to this Information Statement as Exhibit C.

INFORMATION ABOUT ENTERPRISE CAPITAL

     Information about Enterprise Capital can be found on page 3 of this Information Statement.

INFORMATION ABOUT WELLINGTON MANAGEMENT

     The following is a description of Wellington Management, which is based on information provided by Wellington Management. Wellington Management is not affiliated with Enterprise Capital or EAT other than by reason of serving as co-Portfolio Manager of the Managed Portfolio.

     Wellington Management's principal offices are located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a Massachusetts limited liability partnership owned entirely by 62 general partners, all of whom are full-time professional members of the firm. It has provided investment counseling since 1928. Wellington Management had assets under management for all clients as of September 30, 2000 of over $250 billion. The usual minimum for separate account investment is generally $10 to 50 million. James Rullo, a partner of Wellington Management, is responsible for day-to-day management of the Portfolio. Investment decisions at Wellington Management are generally made on a bottom-up basis, with managers relying heavily on proprietary fundamental research provided by a team of global industry analysts, as well as a number of other analytical inputs. The Wellington Management research process focuses on the early recognition of change, the identification of successful companies and the disciplines required for making valuation judgments.

     Wellington Management currently does not serve as investment adviser to other investment companies having similar objectives to the Managed Portfolio.

ADDITIONAL INFORMATION

     To the knowledge of EAT, as of November 27, 2000, no person beneficially owned more than 5% of the outstanding shares of the Managed Portfolio. EAT is not required to hold annual meetings of Contractholders; therefore, it cannot be determined when the next meeting of Contractholders will be held. Contractholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of Contractholders must be received by EAT a reasonable time before the proxy statement is mailed. Whether a Contractholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.

     Copies of EAT's most recent annual and semi-annual reports are available without charge. You may obtain a copy of these reports by calling 800-432-4320 or writing to The MONY Group Inc., 1740 Broadway, New York, New York, 10019.

                                          By Order of the Board of Trustees,

                                          /s/ CATHERINE R. MCCLELLAN
                                          Catherine R. McClellan
                                          Secretary

                                                                       EXHIBIT A

                               MANAGED PORTFOLIO
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 2nd day of October, 2000, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Sanford C. Bernstein & Co., LLC, a Delaware limited liability company, (hereinafter referred to as the "Portfolio Manager").

BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as portfolio managers to the portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Managed Portfolio of the Fund (the "Managed Portfolio") securities investment advisory services for that Managed Portfolio.

     WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Managed Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Managed Portfolio advice with respect to the investment and reinvestment of the assets of the Managed Portfolio, or such portion of the assets of the Managed Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Managed Portfolio which are set forth in the Fund's most recent Registration Statement. The Portfolio Manager may delegate its investment advisory and other responsibilities and duties hereunder to an affiliated person of the Portfolio Manager, subject to the Portfolio Manager retaining overall responsibility for such powers and functions and any and all obligations and liabilities in connection therewith.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Managed Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the portfolios.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the portfolio.

          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20) day after the close of each calendar month, a sum equal to 0.03333 of 1% of the average of the daily closing net asset value of the Managed Portfolio managed by the Portfolio Manager during such month (that is, 0.40 of 1% per year) for the first $10,000,000 of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Managed Portfolio during such month (that is, 0.30 of 1% per year) for the next $40,000,000 of assets under management (up to $50,000,000); and a sum equal to 0.0166667 of 1% of the average of the daily closing net asset value of the Managed Portfolio during such month (that is 0.20 of 1% per year) for the next $50,000,000 of assets under management (up to $100,000,000); and a sum equal to 0.0083333 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is 0.10% per year) for assets under management over $100,000,000.

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager and affiliated persons of the Portfolio Manager who are responsible for investing assets of the Managed Portfolio from taking, at any time, a short position in any shares of any holdings of the Managed Portfolio or any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Managed Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Managed Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Managed Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Managed Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of portfolios.

          In lieu of selecting broker-dealers to execute transactions for the Managed Portfolio, the Portfolio Manager may execute such transactions for the Managed Portfolio provided that it "steps-out" such transactions to the broker-dealers selected by the Portfolio Manager. A step-out is a service provided by the New York Stock Exchange and other markets which allows the Portfolio Manager to provide the Managed Portfolio with the benefit of the Portfolio Manager's execution capabilities at no additional charge and then transfer or step-out the confirmation and settlement responsibilities of such transactions to the broker-dealer(s) selected by the Portfolio Manager. In connection with a step-out, transaction charges shall be paid by the Managed Portfolio to the broker-dealers selected by the Portfolio Manager and not to the Portfolio Manager.

          In addition to selecting brokers or dealers to execute transactions for the Managed Portfolio, the Portfolio Manager may, subject to obtaining best execution, also act as a broker for the Managed Portfolio from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Portfolio Manager must obtain the Fund's and the Adviser's consent to effect agency cross transactions for the Managed Portfolio, which consent is hereby granted. The Portfolio Manager represents, warrants and covenants that all agency cross transactions for the Managed Portfolio will be effected by the Portfolio Manager strictly in accordance with Rule 206(3)-2 under the Investment Advisers Act of 1940. An agency cross transaction is where the Portfolio Manager purchases or sells securities from or to a non-managed account on behalf of a client's managed account. Pursuant to this consent, the Portfolio Manager will only effect an agency cross transaction for the Managed Portfolio with a non-managed account. When the Portfolio Manager crosses transactions in connection with a step-out, the Portfolio Manager will receive a commission from the transaction only with respect to the non-managed account and will not receive a commission from the transaction with respect to the Managed Portfolio. In an agency cross transaction where the Portfolio Manager acts as broker for the Managed Portfolio, the Portfolio Manager receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Portfolio Manager believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE FUND OR THE ADVISER MAY REVOKE THIS CONSENT BY WRITTEN NOTICE TO THE PORTFOLIO MANAGER AT ANY TIME.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this

     Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until October 2, 2002 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons. The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1998. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Portfolio Manager:                  Sanford C. Bernstein & Co., LLC
                                           767 Fifth Avenue
                                           New York, New York 10153-0185
by the Adviser:                            Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022
by the Fund:                               Enterprise Accumulation Trust
                                           c/o Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (19) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Managed Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                                   ENTERPRISE ACCUMULATION TRUST

        ATTEST:  /s/  CATHERINE R. MCCLELLAN                             By: /s/ VICTOR UGOLYN
    ---------------------------------------------          -------------------------------------------------
                      Secretary                                   Victor Ugolyn, Chairman, President
                                                                      and Chief Executive Officer

(SEAL)                                                   ENTERPRISE CAPITAL MANAGEMENT, INC.

        ATTEST:  /s/  CATHERINE R. MCCLELLAN                             By: /s/ VICTOR UGOLYN
    ---------------------------------------------          -------------------------------------------------
                      Secretary                                   Victor Ugolyn, Chairman, President
                                                                      and Chief Executive Officer

(SEAL)                                                   SANFORD C. BERNSTEIN & CO., LLC

ATTEST: ---------------------------------------------                   By: /s/ JEAN MARGO REID
           Title:                                          -------------------------------------------------
-----------------------------------------------                          Name: Jean Margo Reid
                                                            ----------------------------------------------
                                                                     Title: Senior Vice President
                                                            -----------------------------------------------

                               MANAGED PORTFOLIO
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the           day of           , 2000, is among
Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership, (hereinafter referred to as the "Portfolio Manager").

BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as portfolio managers to the portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Managed Portfolio of the Fund (the "Managed Portfolio") securities investment advisory services for that Managed Portfolio.

     WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Managed Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Managed Portfolio advice with respect to the investment and reinvestment of the assets of the Managed Portfolio, or such portion of the assets of the Managed Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Managed Portfolio which are set forth in the Fund's most recent Registration Statement.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Managed Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the portfolios.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the portfolio.

          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20) day after the close of each calendar month, a sum equal to 0.03333 of 1% of the average of the daily closing net asset value of the Managed Portfolio managed by the Portfolio Manager during such month (that is, 0.40 of 1% per year) for the first $500,000,000 (five hundred million dollars) of assets under management; a sum equal to 0.029166 of 1% of the average daily closing net asset value of the Managed Portfolio managed by the Portfolio Manager during such month (that is, 0.35 of 1% per year) for the next $500,000,000; a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Managed Portfolio managed by the Portfolio Manager during such month (that is, 0.30 of 1% per year) for the next $1,000,000,000 (one billion dollars) of assets under management up to $2,000,000,000 (two billion dollars); and a sum equal to 0.02083 of 1% of the average of the daily closing net asset value of the Managed Portfolio managed by the Portfolio Manager during such month (that is 0.25 of 1% per year) for assets under management thereafter.

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Managed Portfolio from taking, at any time, a short position in any shares of any holdings of the Managed Portfolio or any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Managed Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Managed Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Managed Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Managed Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2002 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (18) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (19) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1998. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

          (18) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Portfolio Manager:                  Wellington Management Company, LLP
                                           75 State Street
                                           Boston, MA 02109-1807
by the Adviser:                            Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022
by the Fund:                               Enterprise Accumulation Trust
                                           c/o Enterprise Capital Management, Inc.
                                           3343 Peachtree Road, N.E., Suite 450
                                           Atlanta, GA 30326-1022

     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (19) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (20) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Managed Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                                      ENTERPRISE ACCUMULATION TRUST

                        ATTEST:                             By:
     ---------------------------------------------
                       Secretary                            ----------------------------------------------------
                                                                Victor Ugolyn, Chairman, President
                                                                and Chief Executive Officer

(SEAL)                                                      ENTERPRISE CAPITAL
                                                            MANAGEMENT, INC.

                        ATTEST:                                                      By:
     ---------------------------------------------            -------------------------------------------------
                       Secretary                                     Victor Ugolyn, Chairman, President
                                                                         and Chief Executive Officer

(SEAL)                                                      WELLINGTON MANAGEMENT COMPANY, LLP

ATTEST: ---------------------------------------------       By:
           Title:
--------------------------------------------------------    -----------------------------------------------------
                                                            Name:
                                                            -----------------------------------------------------
                                                            Title:
                                                            -----------------------------------------------------

                                                                       EXHIBIT B

     Bernstein LLC manages assets for the following funds or portfolios of series funds with similar investment objectives to the Managed Portfolio:

Managed Fund of The Enterprise Group of Funds

     Bernstein LLC is one of two sub-advisers for the Managed Fund, a series of The Enterprise Group of Funds, Inc. The approximate value of the Fund managed by Bernstein LLC was $149,698,210 at October 31, 2000. For the services provided by Bernstein LLC, Enterprise Capital pays per year to Bernstein LLC fees equal to 0.40% of assets under management up to $10,000,000; 0.30% for the next $40,000,000 of assets under management; 0.20% for the next $50,000,000 of assets under management; and 0.10$ for assets under management in excess of $100,000,000. Bernstein LLC has not agreed to waive or reduce its fees.

ASAF Sanford Bernstein Managed Index 500 Fund and AST Sanford Bernstein Managed Index 500 Fund

     Bernstein LLC is the sole sub-adviser for each of the ASAF Sanford Bernstein Managed Index 500 Fund of American Skandia Advisor Funds, Inc. and the AST Sanford Bernstein Managed Index 500 Portfolio of American Skandia Trust. Shares of the AST Sanford Bernstein Managed Index 500 Portfolio may be purchased only by separate accounts of certain participating insurance companies or by qualified plans. The approximate value of the portfolio managed by Bernstein LLC for each of the ASAF Sanford Bernstein Managed Index 500 Fund and the AST Sanford Bernstein Managed Index 500 Portfolio was $83,151,349.47 and $739,497,802.89, respectively, at October 31, 2000. For services provided to these funds, Bernstein LLC is paid a sub-advisory fee at an annual rate equal to the following percentages of the combined average daily net assets of the ASAF Sanford Bernstein Managed Index 500 Fund and the AST Sanford Bernstein Managed Index 500 Portfolio: 0.1533% of the portion of the combined average daily net assets not in excess of $300 million; plus 0.10% of the portion of the combined average daily net assets in excess of $300 million. Notwithstanding the foregoing, the following annual rate applies for each day that the combined average daily net assets are not in excess of $300 million: 0.40% of the first $10 million of combined average daily net assets; plus 0.30% on the next $40 million of combined average daily net assets; plus 0.20% on the next $50 million of combined average daily net assets; plus 0.10% on the next $200 million of combined average daily net assets. Bernstein LLC has not agreed to waive or reduce its fees.

                                       B-1